EXHIBIT 10.18

                                     WAIVER

                                             March 31, 1996

     The undersigned Holder of Dollar Tree Stores, Inc. ("Issuer") 9% Junior Subordinated Note due April 1, 1997 ("Note"), in the original principal amount of $ 1,575,000 hereby waives the Holder's right contained in Section 5 of the Note to require the Issuer to redeem such Note on or after January 1, 1996, and agrees that the Holder will not exercise such right until on or after April 1, 1997. This Waiver shall not affect any of the Holder's other rights and remedies pursuant to the Note.

                                      /s/ J. Douglas Perry
                                    ---------------------------
                                        J. Douglas Perry

                                     WAIVER

                                             March 31, 1996

     The undersigned Holder of Dollar Tree Stores, Inc. ("Issuer") 9% Junior Subordinated Note due April 1, 1997 ("Note"), in the original principal amount of $ 1,575,000 hereby waives the Holder's right contained in Section 5 of the Note to require the Issuer to redeem such Note on or after January 1, 1996, and agrees that the Holder will not exercise such right until on or after April 1, 1997. This Waiver shall not affect any of the Holder's other rights and remedies pursuant to the Note.

                                      /s/ Joan P. Brock
                                    ---------------------------
                                         Joan P. Brock

                                     WAIVER

                                             March 31, 1996

     The undersigned Holder of Dollar Tree Stores, Inc. ("Issuer") 9% Junior Subordinated Note due April 1, 1997 ("Note"), in the original principal amount of $ 700,000 hereby waives the Holder's right contained in Section 5 of the Note to require the Issuer to redeem such Note on or after January 1, 1996, and agrees that the Holder will not exercise such right until on or after April 1, 1997. This Waiver shall not affect any of the Holder's other rights and remedies pursuant to the Note.

                                      /s/ Jean T. Compton
                                    ---------------------------
                                        Jean T. Compton

                                     WAIVER

                                             March 31, 1996

     The undersigned Holder of Dollar Tree Stores, Inc. ("Issuer") 9% Junior Subordinated Note due April 1, 1997 ("Note"), in the original principal amount of $ 1,575,000 hereby waives the Holder's right contained in Section 5 of the Note to require the Issuer to redeem such Note on or after January 1, 1996, and agrees that the Holder will not exercise such right until on or after April 1, 1997. This Waiver shall not affect any of the Holder's other rights and remedies pursuant to the Note.

                                      /s/ Macon F. Brock
                                    ---------------------------
                                        Macon F. Brock

                                     WAIVER

                                             March 31, 1996

     The undersigned Holder of Dollar Tree Stores, Inc. ("Issuer") 9% Junior Subordinated Note due April 1, 1997 ("Note"), in the original principal amount of $ 1,575,000 hereby waives the Holder's right contained in Section 5 of the Note to require the Issuer to redeem such Note on or after January 1, 1996, and agrees that the Holder will not exercise such right until on or after April 1, 1997. This Waiver shall not affect any of the Holder's other rights and remedies pursuant to the Note.

                                       /s/ Patricia W. Perry
                                    --------------------------
                                        Patricia W. Perry